UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23575

                                              KKR Real Estate Select Trust Inc.

(Exact name of registrant as specified in charter)

                30 Hudson Yards, New York, NY 10001

(Address of principal executive offices) (Zip code)

Lori Hoffman, Esq.

Megan Gaul

KKR Registered Advisor LLC

30 Hudson Yards

                                     New York, NY 10001

(Name and address of agent for service)

Copies to:

Rajib Chanda, Esq.

Benjamin C. Wells, Esq.

Nicole Simon, Esq.

Simpson Thacher & Bartlett LLP

900 G Street, N.W.

Washington, DC 20001

Registrant’s telephone number, including area code: (212) 750-8300

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

EXPLANATORY NOTE

The Registrant is filing this amendment to its Form N-CSR for the fiscal year ended December 31, 2021, originally filed with the Securities and Exchange Commission on March 10, 2022 (the “Report”). The purpose of this amendment is to include the audited financial statements relating to the Registrant’s significant subsidiaries – AIP-PMR Industrial 3-Pack L.P. and KRE HQ at First LLC – as of the year ended December 31, 2021, and updated certifications, attached as Exhibit 99. Apart from the inclusion of audited financial statements relating to the Registrant’s significant subsidiaries, this amendment does not amend, update or change any other items or disclosures found in the Report, and the Report, including Items 1 through 12 thereof, is hereby incorporated by reference. Item 13 thereof is updated hereby to include updated certifications. This Amendment should be read in conjunction with the Report.

Item 1. Reports to Stockholders. The audited financial statements relating to the Registrant’s significant subsidiaries are included below. The remainder of Item 1 is incorporated herein by reference to the Report.

AIP-PMR Industrial 3-Pack LP

Consolidated Financial Statements as of and for the year ended

December 31, 2021 and Independent Auditor’s Report

INDEPENDENT AUDITOR’S REPORT

To AIP-PMR Industrial 3-Pack LP:

Opinion

We have audited the consolidated financial statements of AIP-PMR Industrial 3-Pack LP and its subsidiaries (the “Partnership”), which comprise the consolidated balance sheet as of December 31, 2021 and the related statements of operations, changes in partners’ equity and cash flows for the year then ended and the related notes to the consolidated financial statements (collectively referred to as the “financial statements”).

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Partnership as of December 31, 2021, and the results of its operations, changes in its partner’s equity, and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Partnership and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Partnership’s ability to continue as a going concern for one year after the date that the financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Partnership’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Deloitte & Touche LLP

New York, New York

March 30, 2022

AIP-PMR Industrial 3-Pack LP

Consolidated Balance Sheet

December 31, 2021

2021
Assets
Investments in real estate	$157,287,878
Accumulated depreciation	(5,130,972)

Investments in real estate, net	152,156,906

Cash and cash equivalents	2,170,922
Tenant and other receivables, net	724,422
Straight-line rent receivable	892,420
Note receivable	232,206
Intangible assets and other deferred leasing costs, net	8,606,830
Prepaid expenses and other assets	110,447

Total assets	$164,894,153

Liabilities and partners’ equity

Debt, net of unamortized deferred financing fees	$108,058,741
Accounts payable and accrued expenses	856,489
Accrued interest	164,258
Due to partner	231,986
Accrued real estate taxes	310,000
Intangible liabilities, net	2,024,240

Total liabilities	$111,645,714

Partners’ equity	53,411,198
Accumulated deficit	(162,759)

Total equity	53,248,439

Total liabilities and partners’ equity	$164,894,153

See accompanying notes to the consolidated financial statements.

AIP-PMR Industrial 3-Pack LP

Consolidated Statement of Operations

For the year ended December 31, 2021

REVENUES
Rental income	$11,625,522
Other revenue	11,788

Total revenues	11,637,310

EXPENSES
Property operating	859,025
Real estate taxes	399,717
Property management fees	156,804
Depreciation and amortization	4,906,688

Total expenses	6,322,234

5,315,076

Other expense
Interest expense	3,573,486
Amortization of deferred financing costs	1,176,881
Asset management fees	103,209
General and administrative	363,045

Total other expense	5,216,621

Net income	$98,455

See accompanying notes to the consolidated financial statements.

AIP-PMR Industrial 3-Pack LP

Consolidated Statement of Changes in Partners’ Equity

For the year ended December 31, 2021

	KREST Operating Partnership L.P. Equity	KREST Sparkle LLC Equity	Total Partners’ Equity

BALANCE—December 31, 2020	$57,724,328	$290,655	$58,014,983
Distributions	(4,609,878)	(255,121)	(4,864,999)
Net income	97,962	493	98,455

BALANCE—December 31, 2021	$53,212,412	$36,027	$53,248,439

See accompanying notes to the consolidated financial statements.

AIP-PMR Industrial 3-Pack LP

Consolidated Statement of Cash Flows

For the year ended December 31, 2021

Cash flows from operating activities:
Net loss	$98,455
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	4,906,688
Amortization of above and (below) market leases	(239,912)
Amortization of deferred financing costs	1,176,881
Straight-line rent	(631,292)
Changes in assets and liabilities:
Tenant and other receivables	(333,606)
Prepaid expenses and other assets	189,066
Note receivable	(220)
Accounts payable and accrued expenses	602,424
Accrued interest	(104,621)
Accrued real estate taxes	(7,050)

Net cash provided by operating activities	5,656,813

Cash flows from investing activities:
Acquisition costs	(10,000)

Net cash used in investing activities	(10,000)

Cash flows from financing activities:
Distributions	(4,864,999)

Net cash provided by financing activities	(4,864,999)

Increase in cash and cash equivalents	781,814

Cash and cash equivalents—Beginning of period	1,389,108

Cash and cash equivalents—End of period	$2,170,922

Supplemental disclosure of cash flow information:
Cash paid for interest during the year	$3,678,107

See accompanying notes to the consolidated financial statements.

AIP-PMR Industrial 3-Pack LP

Notes to the Consolidated Financial Statements

December 31, 2021

1.         ORGANIZATION AND DESCRIPTION OF BUSINESS

AIP-PMR Industrial 3-Pack LP, (f/k/a Industrial OpCo I LP, a Delaware limited partnership) (the “Partnership”) is a Delaware limited partnership formed on July 15, 2020. The Company is owned 99.4999% by KREST Operating Partnership, L.P., a Delaware limited partnership and 0.501% by KREST Sparkle LLC, a Delaware limited liability company controlled by employees of AIP Manager LLC. The use of the words “we,” “us,” or “our” in this report refers to the Partnership. The Partnership, directly or indirectly through its subsidiaries, is principally engaged in owning, managing and leasing industrial warehouse and distribution properties. There were no operations of the Partnership prior to the acquisition of a portfolio of industrial properties as described below.

During the year ended December 31, 2020, the Partnership acquired three warehouse and distribution properties from unrelated third parties. The total net purchase price was $164,000,000. This transaction was financed with new mortgage debt (see Note 5 —Debt, net) and cash. The portfolio is 100% occupied as of December 31, 2021. The information disclosed throughout this report with respect to number of properties, square feet, and occupancy is unaudited. Our properties are managed by AIP Manager LLC, a related party.

2.         SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation and Basis of Presentation

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) as established by the Financial Accounting Standards Board (“FASB”) in the Accounting Standards Codification (“ASC”), including modifications issued under Accounting Standards Updates (“ASUs”). The consolidated financial statements include the financial statements of the Partnership and its wholly owned subsidiaries. All intercompany transactions and balances have been eliminated in consolidation.

Use of Estimates

GAAP requires us to make a number of estimates, judgments and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses in the consolidated financial statements, and the disclosure of contingent assets and liabilities. We base these estimates, judgments and assumptions on historical experience and various other factors that we believe to be reasonable under the circumstances, as discussed in the applicable sections throughout the consolidated financial statements. Actual results may differ from these estimates under different assumptions and conditions.

Investments in Real Estate

Rental property and improvements, including interest and other costs capitalized during construction, are included in investments in real estate and are stated at cost, less depreciation and amortization. Expenditures for ordinary repairs and maintenance are expensed as incurred. Significant renovations and improvements which improve or extend the useful life of the assets are capitalized. Rental property and improvements, excluding land, are depreciated over their estimated useful lives using the straight line method.

AIP-PMR Industrial 3-Pack LP

Notes to the Consolidated Financial Statements

December 31, 2021

The table below shows the estimated useful lives by asset category:

Building	44-50 years

Building improvements	13 years

Tenant improvements	Shorter of the asset’s useful life or the non-cancelable term of lease.

Impairment of Long-Lived Assets

The Partnership periodically reviews long-lived assets to be held and used, for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. The value of a long-lived asset held for use is impaired only if management’s estimate of the aggregate future cash flows (undiscounted and without interest charges) to be generated by the asset (taking into account the anticipated holding period of the asset) is less than the carrying value. Such estimate of cash flows considers factors such as expected future operating income trends, as well as the effects of demand, competition and other economic factors. To the extent impairment has occurred, the loss will be measured as the excess of the carrying amount of the property over the estimated fair value of the asset and reflected as an adjustment to the basis of the asset. The Partnership reviews finite lived intangible assets for impairment whenever events or changes in circumstances indicate that their carrying amount may not be recoverable. If the Partnership determines the carrying value of an intangible asset is not recoverable it will record an impairment charge to the extent its carrying value exceeds its estimated fair value. There was no impairment recorded in 2021.

If a property is considered held for sale, an impairment is recognized if the fair value of the property less the estimated cost to sell, is less than its carrying amount. Depreciation and amortization expense ceases once a property is considered held for sale. At December 31, 2021 no properties were considered held for sale.

Cash and Cash Equivalents

We consider all highly liquid investments with maturities at date of purchase of three months or less to be cash equivalents, except any such investments purchased with funds on deposit in escrow or similar accounts.

Credit Risk

We are subject to risks incidental to the ownership and sale of industrial real estate. These include, among others, the risks normally associated with changes in the general economic climate, trends in the real estate industry, availability of industrial real estate, changes in tax laws, interest rate levels, and availability of financing and potential liability under environmental and other laws.

The Partnership believes the estimates and assumptions underlying these financial statements are reasonable and supportable based on the information available as of December 31, 2021, however uncertainty over the ultimate impact COVID-19 will have on the global economy generally, and the Partnership’s business in particular, makes any estimates and assumptions as of December 31, 2021 inherently less certain than they would be absent the current and potential impacts of COVID-19. Actual results may ultimately differ materially from those estimates.

AIP-PMR Industrial 3-Pack LP

Notes to the Consolidated Financial Statements

December 31, 2021

Deferred Leasing and Financing Costs

Deferred leasing costs consist primarily of costs incurred to execute new and renewal tenant leases including costs paid to third parties. Deferred leasing costs are amortized on a straight-line basis over the terms of the respective leases. We also record deferred leasing costs when allocating a portion of the purchase price to acquired in-place leases if applicable.

We defer fees and direct costs incurred to obtain financing. Deferred financing costs are amortized to expense using the straight-line method, which approximates the effective interest method, over the term of the loan to which they apply. Unamortized deferred financing costs are expensed when the related financing is repaid prior to its scheduled maturity date. These unamortized deferred financing costs are included within debt on the consolidated balance sheet.

The amortization of deferred financing and leasing costs is included in amortization of deferred financing costs and depreciation and amortization, respectively, in the consolidated statement of operations.

Revenue Recognition and Receivables

We lease our operating properties to tenants under agreements that are classified as operating leases. We recognize the total minimum lease payments provided for under the leases on a straight-line basis over the lease term. Certain leases provide for tenant occupancy during periods for which no rent is due or where minimum rent payments change during the lease term. Accordingly, a receivable is recorded representing the difference between straight-line rent and the rent that is contractually due from the tenant. These amounts are classified as straight-line rent receivable on the consolidated balance sheet. When a property is acquired, the terms of existing leases are considered to commence as of the acquisition date for purposes of this calculation. For all other leases, we commence revenue recognition on the lease commencement date. Generally, the lease will commence from the latter of the date the lessee takes possession of the space and it is ready for its intended use or the date of acquisition of the facility subject to existing leases.

When a lease provides for tenant payment of operating expenses, real estate taxes or property management fees we recognize revenue associated with the recovery of those property operating expenses as those expenses are incurred. Some leases provide for the tenant to pay for certain types of capital projects and/or the amortization of certain capital improvements as specified by the lease documents and are included in rental income on the consolidated statements of operations.

The Partnership moves to cash basis operating lease income recognition in the period in which collectability of all lease payments is no longer considered probable. At such time, any tenant receivables or straight line rent receivable balances will be written off. If and when lease payments that were previously not considered probable of collection become probable, the Partnership will move back to the straight-line method of income recognition and record an adjustment to operating lease income in that period as if the lease was always on the straight-line method of income recognition.

Fair Value Measurements

In some instances, certain of the Partnership’s assets and liabilities are required to be recorded or disclosed at fair value according to a fair value hierarchy pursuant to relevant accounting literature. This hierarchy ranks the quality and reliability of the inputs used to determine fair value, which are then classified and disclosed in one to three categories. We classify these inputs as follows:

AIP-PMR Industrial 3-Pack LP

Notes to the Consolidated Financial Statements

December 31, 2021

Level 1 — Quoted unadjusted prices for identical instruments in active markets to which we have access at the date of measurement.

Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect our own assumptions that market participants would use to price the asset or liability based on the best available information.

Income Taxes

The Partnership is treated as a partnership for federal income tax purposes. Partners are responsible for reporting their allocable share of the Partnership’s income, gains, deductions, losses, and credits on their respective tax returns. As a result, the Partnership is not subject to either federal, state, or local income taxes, as the obligation for the Partnership’s taxable income is its members. Therefore, no provision or liability for federal, state, or local income taxes has been included in the accompanying consolidated financial statements.

Recently Issued Accounting Pronouncements

In February 2016, the FASB issued (“ASU 2016-02”) Leases, which establishes the principles for the recognition, measurement, presentation, and disclosure of leases for both lessees and lessors pursuant to ASC Topic 842. As a lessor, the Partnership will recognize lease-related revenue based on classification of leases as either finance or operating leases based on the principle of whether the lease is effectively a financed purchase. The standard modifies the classification criteria and the accounting for sales-type and direct financing leases, and the accounting applied by the lessor is substantially unchanged under the existing lease accounting guidance. ASU 2016-02 requires lessees to put most leases on their balance sheets as a right-of-use asset and a lease liability for all leases within term greater than 12 months but recognize expenses in the income statement in a manner similar to current treatment. Lessees will recognize expense based on the effective interest method for finance leases or on a straight-line basis for operating leases. Additionally, under ASU 2016-02, initial direct costs include only those costs that are incremental to a lease arrangement and would not have been incurred if the lease had not been executed. As a result, the Partnership may not be able to capitalize certain internal leasing costs and legal fees but is required to expense those costs as incurred. ASU 2016-02 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2021 for nonpublic companies, with early adoption permitted. We will adopt this standard effective January 1, 2022 using the modified retrospective approach and will elect to use certain practical expedients provided by this standard. We are current evaluating the overall impact of the adoption of ASU 2016-02, but we do not expect the impact of the adoption of ASC 842 will be material to the consolidated financial statements.

In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform (“ASU 2020-04”). ASU 2020-04 contains practical expedients for reference rate reform related activities that impact debt, leases, derivatives and other contracts. The guidance in ASU 2020-04 is optional and may be elected over time as

AIP-PMR Industrial 3-Pack LP

Notes to the Consolidated Financial Statements

December 31, 2021

reference rate reform activities occur. The Partnership is currently evaluating its impact on the Partnership’s consolidated financial statements.

3.         INVESTMENTS IN REAL ESTATE

Investments in real estate, net as of December 31, 2021 consist of the following:

Land	$8,099,102
Buildings	137,427,508
Building improvements	10,497,903
Tenant improvements	1,263,365

Investments in real estate	157,287,878
Accumulated depreciation	(5,130,972)

Investments in real estate, net	$152,156,906

We recorded depreciation of investments in real estate, which is included in depreciation and amortization on the consolidated statement of operations of $3,409,228 for year ended December 31, 2021.

4.         INTANGIBLE ASSETS AND OTHER DEFERRED LEASING COSTS, NET AND INTANGIBLE LIABILITIES, NET

Intangible assets and other deferred leasing costs and intangible liabilities as of December 31, 2021 are as follows:

Intangible assets:
In-place lease intangibles	$5,774,039
Above market leases	66,324

Intangible assets	5,840,363

Accumulated amortization:
In-place lease intangibles	($884,517)
Above market leases	(10,865)

Accumulated amortization	(895,382)

Net intangible assets	4,944,981

Deferred leasing costs:
Leasing costs	$4,320,609
Accumulated amortization-leasing costs	(658,760)

Net deferred leasing costs	3,661,849

Intangible assets and other deferred leasing costs, net	$8,606,830

Intangible liabilities:
Leasing contracts-below market	($2,379,448)
Accumulated amortization-leasing contracts-below market	355,208

Intangible liabilities, net	($2,024,240)

AIP-PMR Industrial 3-Pack LP

Notes to the Consolidated Financial Statements

December 31, 2021

Amortization of acquired above-market leases, net of amortization of acquired below-market leases, resulted in an increase to rental income of $239,912 for the year ended December 31, 2021. We recorded amortization of in-place lease intangibles and deferred leasing costs, which is included in depreciation and amortization on the consolidated statement of operations of $1,193,460 for year ended December 31, 2021.

Future amortization and accretion of intangible assets and liabilities for each of the five succeeding fiscal years are as follows:

	In-Place Lease Intangibles	Above Market Lease Intangibles	Leasing costs	Below Market Lease Intangibles
2021	447,040	9,706	492,453	(48,538)
2022	447,040	9,706	492,453	(48,538)
2023	447,040	9,706	492,453	(48,538)
2024	447,040	9,706	492,453	(48,538)
2025	447,040	9,706	492,453	(48,538)
Thereafter	2,654,322	6,929	1,199,584	(1,781,550)
Total	$4,889,522	$55,459	$3,661,849	($2,024,240)

5.         DEBT, NET

Debt originated by the Partnership is secured by real estate and is interest-only. The Partnership has the option to extend the maturity date for three successive one-year terms. As of December 31, 2021, the Partnership had total borrowings and loan commitments of $108,700,000.

The loan terms are summarized as follows:

Borrower	Interest Rate	Maturity Date	Debt Balance at 12/31/2021
Trip Lot 10, LLC	LIBOR + 3.2%	8/9/2022	33,700,000
Stover Owner, LLC	LIBOR + 3.2%	8/9/2022	34,600,000
Person Street Owner, LLC	LIBOR + 3.2%	8/9/2022	40,400,000

The Partnership incurred financing costs which are being amortized over the life of the loan. The unamortized deferred financing costs balance was $641,259 as of December 31, 2021. The Partnership is in compliance with all financial covenants as of December 31, 2021.

AIP-PMR Industrial 3-Pack LP

Notes to the Consolidated Financial Statements

December 31, 2021

6.         FUTURE MINIMUM RENTS

We lease our operating properties to tenants under long-term operating leases with rent generally payable monthly. The future minimum base rent to be received under non-cancelable tenant operating leases as of December 31, 2021, is summarized as follows:

2022	$7,545,797
2023	7,721,373
2024	7,901,078
2025	8,085,009
2026	8,273,266
Thereafter	20,090,594

Total	$59,617,117

We are subject to the usual business risks associated with the collection of the above scheduled rents.

In addition to minimum rents, the leases typically provide for other rents, which reimburse us for specific property operating expenses, insurance and real estate taxes. For the year ended December 31, 2021, $3,385,114 was earned and included in rental income on the consolidated statement of operations. Leases can also provide for additional rent based on increases in the Consumer Price Index (“CPI”). These amounts are not included in the table above.

7.         RELATED PARTY TRANSACTIONS

Our properties are managed by AIP Manager LLC, a related party. AIP Manager LLC earns property management fee revenue equal to the difference between 3% of property Gross Receipts, as defined, and the management fee paid to Jones Lang Lasalle (see Note 8). For the year ended December 31, 2021 such amount totaled $34,231 and is included in property management fees on the consolidated statement of operations. At December 31, 2021, the amount due to AIP Manager LLC was $2,587 and was included in accounts payable and accrued expenses on the consolidated balance sheet.

AIP Manager LLC also earns asset management fee revenue equal to 1% of Effective Gross Revenue, as defined. For the year ended December 31, 2021, such amount totaled $103,209 and is include in asset management fees on the consolidated statement of operations. At December 31, 2021, the amount due to AIP Manager LLC was $8,562 and was included in accounts payable and accrued expenses on the consolidated balance sheet.

8.         MANAGEMENT AGREEMENT

The Partnership pays property management fees to Jones Lang Lasalle, a third party, for management of the Partnership’s properties and accounting services. For the year ended December 31, 2021, the Partnership incurred fees of $122,573, included within property management fees on the consolidated statement of operations.

At December 31, 2021, the amount due to Jones Lang Lasalle was $10,532 and was included in accounts payable and accrued expenses on the consolidated balance sheet.

AIP-PMR Industrial 3-Pack LP

Notes to the Consolidated Financial Statements

December 31, 2021

9.         COMMITMENTS AND CONTINGENCIES

Environmental — As an owner of real estate, we are subject to various environmental laws of federal, state, and local governments. Compliance with existing environmental laws has not had a material adverse effect on our financial condition and results of operations, and we do not believe it will have such an impact in the future. However, we cannot predict the impact of unforeseen environmental contingencies or new or changed laws or regulations on our properties, properties that we have sold, or on properties that may be acquired in the future.

Litigation — We are presently not subject to material litigation nor, to our knowledge, is any material litigation threatened against us, other than routine actions for alleged negligence and other claims and administrative proceedings arising in the ordinary course of business. We do not expect any litigation to have a material impact on our financial condition, results of operations, or liquidity.

10.         SUBSEQUENT EVENTS

The Partnership has evaluated events occurring subsequent to the consolidated balance sheet date through March 30, 2022, the date the consolidated financial statements were available to be issued and no additional events required disclosure.

KRE HQ AT FIRST LLC

Consolidated Financial Statements

As of and for the Period from June 24, 2021 (inception) to December 31, 2021

(With Independent Auditor’s Report)

KRE HQ AT FIRST LLC

INDEPENDENT AUDITOR’S REPORT

To KRE HQ at First LLC:

Opinion

We have audited the consolidated financial statements of KRE HQ at First LLC and its subsidiaries (the “Company”), which comprise the consolidated balance sheet as of December 31, 2021 and the related consolidated statements of income, changes in members’ equity, and cash flows for the period from June 24, 2021 (commencement date) to December 31, 2021, and the related notes to the consolidated financial statements (collectively referred to as the “financial statements”).

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2021, and the results of its operations, changes in its members’ equity, and its cash flows for the period from June 24, 2021 (commencement date) to December 31, 2021, in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Deloitte & Touche LLP

New York, New York March 30, 2022

KRE HQ AT FIRST LLC

Consolidated Balance Sheet

December 31, 2021

2021

Assets:
Investment in real estate	$489,642,917
Accumulated depreciation	(5,061,415)

Investment in real estate, net	484,581,502

Cash and cash equivalents	2,265,210
Accounts receivable	111,628
Note receivable	537,861
Acquired in-place lease value, net	16,138,580
Acquired above-market leases, net	24,426,059
Leasing commissions, net	9,422,741
Deferred rent receivable	2,342,571
Other assets	1,131,734

Total assets	$540,957,886

Liabilities:

Mortgage notes payable, net of unamortized deferred financing costs of $7,534,489	$400,465,511
Accounts payable, accrued liabilities and prepaid rent	1,649,104

Total liabilities	402,114,615

Members’ equity
Stockholders’ equity	138,480,094
Retained earnings	363,177

Total members’ equity	138,843,271

Total liabilities and members’ equity	$540,957,886

See accompanying notes to consolidated financial statements.

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KRE HQ AT FIRST LLC

Consolidated Statement of Income

For the period from June 24, 2021 (inception) to December 31, 2021

		2021
Operating revenue:

Rental revenue	$	11,811,841
Tenant reimbursement		4,141,137

Total operating revenue		15,952,978

Operating expenses:

Rental property operating and maintenance		4,145,410
General and administrative		116,121
Depreciation and amortization		5,880,690

Total operating expenses		10,142,221

Operating income		5,810,757

Other income (expense):

Interest income		14,346
Interest expense		(5,461,926)

Net income	$	363,177

See accompanying notes to consolidated financial statements.

4

KRE HQ AT FIRST LLC

Consolidated Statement of Changes in Members’ Equity

For the period from June 24, 2021 (inception) to December 31, 2021

	KREST Operating Partnership L.P.	Drawbridge Asset Management, LLC	Total

Balance at June 24, 2021	$-	$-	$-

Contributions from members	142,562,261	717,833	143,280,094

Distributions to members	(4,775,952)	(24,048)	(4,800,000)

Net income	361,357	1,820	363,177

Balance at December 31, 2021	$138,147,666	$695,605	$138,843,271

See accompanying notes to consolidated financial statements.

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KRE HQ AT FIRST LLC

Consolidated Statement of Cash Flows

For the period from June 24, 2021 (inception) to December 31, 2021

2021

Cash flows from operating activities:
Net income	$363,177

Adjustments to reconcile net income to net cash provided by operating activities:

Depreciation of real estate	5,061,415

Amortization of deferred financing costs	244,626

Amortization of acquired in-place lease value	517,265

Amortization of acquired above-market leases	782,885

Amortization of leasing commissions	302,010

Change in certain operating assets and liabilities:

Accounts receivable	(111,628)

Deferred rent receivable	(2,342,571)

Other assets	(1,131,734)

Accounts payable, accrued liabilities and prepaid rent	1,649,104

Interest income on note receivable	(11,510)

Net cash provided by operating activities	5,323,039

Cash flows from investing activities:

Acquisition of rental property	(541,232,457)

Cash used in investing activities	(541,232,457)

Cash flows from financing activities:

Proceeds from borrowings on mortgage notes payable	408,000,000

Contributions from members	142,741,719

Distributions to members	(4,787,976)

Payment of deferred financing costs	(7,779,115)

Net cash provided by financing activities	538,174,628

Net increase in cash and cash equivalents and restricted cash	2,265,210

Cash and cash equivalents and restricted cash at beginning of year	-

Cash and cash equivalents and restricted cash at end of year	$2,265,210

Supplemental disclosure of non-cash financing activities:

Contributions from member	538,375

Supplemental disclosure of cash flow information:

Cash paid for interest	4,173,840

See accompanying notes to consolidated financial statements.

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(1)	Organization and Basis of Presentation

KRE HQ at First LLC (the “Company”) is a Delaware limited liability company formed on June 24, 2021, with operations commencing on July 30, 2021. The Company is owned by KREST Operating Partnership L.P. (“KREST”), a Delaware limited partnership, which has a 99.499% economic interest in the Company and is the managing member, and Drawbridge Asset Management LLC (“DAM”), a Delaware limited liability company, which is controlled by the employees of Drawbridge Realty Management LLC has a 0.501% economic interest in the Company.

The Company was formed with the purpose of directly, or indirectly, acquiring, owning, and leasing certain real property related to an investment in San Jose, California.

(2)	Summary of Significant Accounting Policies

(a)	Basis of Presentation

The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP). The consolidated financial statements include the financial statements of the Company and its wholly owned subsidiaries, KRE HQ at First Mezz B LLC, KRE HQ at First Mezz A LLC and KRE HQ at First Owner LLC. All intercompany transactions and balances have been eliminated in consolidation.

(b)	Organization of Limited Liability Company

The Company is a limited liability company (LLC). LLCs are formed in accordance with the laws of the state in which they are organized. An LLC is generally an unincorporated association of one or more persons, and no member shall be bound by, or personally liable for, the expenses, liabilities, or obligations of the individual company. The members are not obligated to restore capital deficits. The Company will continue in existence until dissolved in accordance with the provisions of the LLC operating agreement and is funded through the equity contributions of the members. Profits, losses, and distributions are generally allocated to the members in accordance with the provisions of the LLC operating agreement.

(c)	Cash and Cash Equivalents

The Company considers short-term investments with original maturities of 90 days or less to be cash equivalents. The Company’s cash balances may exceed amounts insured by the Federal Deposit Insurance Corporation. The Company believes it is not exposed to any significant credit risk on cash and cash equivalents.

(d)	Deferred Financing Costs

Debt issuance costs are reflected as a reduction to the mortgage note payable liability on the balance sheet. Deferred financing costs are recorded at cost and amortized to interest expense using the effective-interest method over the term of the related loan. As of December 31, 2021, the Company had deferred financing costs of $7,534,489, which is net of accumulated amortization of $244,626.

(e)	Investment in Real Estate

Real estate investments are stated at cost less accumulated depreciation and amortization. The cost includes acquisitions, development and construction, and tenant improvements. Depreciation and amortization are recorded over estimated useful lives ranging from 5 to 40 years by use of the straight-line method. Tenant improvements are depreciated over the shorter of the estimated useful lives or the term of the related leases. Maintenance and repairs are expensed as incurred; major improvements and betterments are capitalized.

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(f)	Impairment of Long-Lived Assets

The Company assesses the carrying value of long-lived assets whenever events or changes in circumstances indicate that the carrying amount of an asset, or group of assets, may not be recoverable. Impairment losses are recorded on long-lived assets when indicators of impairment are present and the future undiscounted net cash flows estimated to be generated by those assets are less than the assets’ carrying amount. The Company recognizes an impairment loss to the extent the carrying amount exceeds the fair value of the assets. Fair value is determined through various techniques including discounted cash flow models, quoted market values, and third-party independent appraisals, as considered necessary. No impairment charges were recognized for the period ended December 31, 2021.

(g)	Acquisition Accounting

The Company accounts for the purchase of real estate as asset acquisitions. The related acquired physical assets, in-place leases, and customer relationships, if any, are recorded at their estimated fair values. The fair value of the acquired property is determined on an “as-if-vacant” basis considering a variety of factors, including the physical condition and quality of the properties, estimated rental and absorption rates, estimated future cash flows, and valuation assumptions consistent with current market conditions. The “as-if-vacant” fair value is allocated to land and building based on relevant information obtained in connection with the acquisition of the properties. The fair value of acquired in-place leases consists of the following components, as applicable (1) the estimated cost to replace the leases, including foregone rents during the period of finding a new tenant, foregone recovery of tenant pass-through costs, tenant improvements, and other direct costs associated with obtaining a new tenant, and (2) the above-market/below-market portion of the leases, determined by comparing the projected cash flows of leases in place to projected cash flows of comparable market-rate leases, measured over a period equal to the remaining noncancelable lease term for above-market leases, and the remaining noncancelable lease term plus the term of any below-market, fixed rate, renewal options for below-market leases. Acquired in-place lease value is amortized as amortization expense on a straight-line basis over the remaining life of the underlying lease estimated useful life of 13 years. Acquired above-market and below-market leases are amortized on a straight-line basis as an adjustment to rental revenue over the remaining term of the underlying lease estimated useful life of 13 years, including for below market leases fixed-rate renewal option periods, if any. Should a tenant terminate its lease, the unamortized portion of the acquired in-place lease value, acquired above-market leases and below-market leases associated with that tenant are written off to amortization expense or other revenue.

(h)	Revenue Recognition

The Company recognizes lease revenue on a straight-line basis over the term of the lease unless another systematic and rational basis is more representative of the time pattern in which the use benefit is derived from the leased property. Revenue is recognized on a contractual basis for leases with escalations tied to a consumer price index with no floor. The Company evaluates the collectability of its rental payments and recognizes revenue on a cash basis when the Company believes it is no longer probable that it will receive substantially all of the remaining lease payments. Renewal options in leases are excluded from the calculation of straight-line rent if the renewals are not reasonably assured. If the Company funds tenant improvements and the improvements are deemed to be owned by the Company, revenue recognition will commence when the improvements are substantially completed, and possession or control of the space is turned over to the tenant. If the Company determines that the tenant allowances are lease incentives, the Company commences revenue recognition when possession or control of the space is turned over to the tenant for tenant work to begin. The lease incentive is recorded as a deferred expense and amortized as a reduction of revenue on a straight-line basis over the respective lease term. The Company recognizes lease termination fees

8

as rental revenue in the period received and writes off unamortized lease-related intangible and other lease-related account balances, provided there are no further Company obligations under the lease. Otherwise, such fees and balances are recognized on a straight-line basis over the remaining obligation period with the termination payments being recorded as a component of rent receivable-deferred on the consolidated balance sheets.

(i)	Income Taxes

The Company is an LLC. The Company is treated as a partnership for federal income tax purposes. Members are responsible for reporting their allocable share of the Company’s income, gains, deductions, losses, and credits on their respective tax returns. The Company is disregarded for income tax purposes as it is a multi-member LLC. As a result, the Company is not subject to either federal, state, or local income taxes, as the obligation for the Company’s taxable income is its members. Therefore, no provision or liability for federal, state, or local income taxes has been included in the accompanying consolidated financial statements.

(j)	Use of Estimates

The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions about future events. These estimates and the underlying assumptions affect the amounts of assets, liabilities, revenue, and expenses reported. Such estimates include the allocation of the purchase price of acquired real estate investments among tangible and intangible assets, determination of the useful life of property and other long-lived assets, and valuation and impairment analysis of long-lived assets and other long-lived assets. These estimates and assumptions are based on management’s best judgment and subject to change as conditions change.

(k)	Credit Risks

The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions about future events. We are subject to risks incidental to the ownership and sale of real estate. These include, among others, the risks normally associated with changes in the general economic climate, trends in the real estate industry, availability of real estate, changes in tax laws, interest rate levels, and availability of financing and potential liability under environmental and other laws.

The Company believes the estimates and assumptions underlying these financial statements are reasonable and supportable based on the information available as of December 31, 2021, however uncertainty over the ultimate impact COVID-19 will have on the global economy generally, and the Company’s business in particular, makes any estimates and assumptions as of December 31, 2021 inherently less certain than they would be absent the current and potential impacts of COVID-19. Actual results m’ay ultimately differ materially from those estimates.

(l)	Recent accounting pronouncement

In February 2016, the FASB issued (“ASU 2016-02”) Leases, which establishes the principles for the recognition, measurement, presentation, and disclosure of leases for both lessees and lessors pursuant to ASC Topic 842. As a lessor, the Company will recognize lease-related revenue based on classification of leases as either finance or operating leases based on the principle of whether the lease is effectively a financed purchase. The standard modifies the classification criteria and the accounting for sales-type and direct financing leases, and the accounting applied by the lessor is substantially unchanged under the existing lease accounting guidance. ASU 2016-02 requires lessees to put most leases on their balance sheets as a right-of-use asset and a lease liability for all leases within term greater than 12 months but recognize expenses in the income statement in a manner similar to current treatment. Lessees will recognize expense based on the effective interest method for finance leases or

9

on a straight-line basis for operating leases. Additionally, under ASU 2016-02, initial direct costs include only those costs that are incremental to a lease arrangement and would not have been incurred if the lease had not been executed. As a result, the Company may not be able to capitalize certain internal leasing costs and legal fees but is required to expense those costs as incurred. ASU 2016-02 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2021 for nonpublic companies, with early adoption permitted. We will adopt this standard effective January 1, 2022 using the modified retrospective approach and will elect to use certain practical expedients provided by this standard. We are currently evaluating the overall impact of the adoption of ASU 2016-02, but we do not expect the impact of the adoption of ASC 842 will be material to the consolidated financial statements.

(3)	Investment in Real Estate and Related Lease Intangible Assets and Liabilities

At December 31, 2021, investment in real estate, net consists of the following components:

		2021
Land	$	89,382,168
Building		357,123,366
Site improvements		1,718,298
Tenant improvements		41,419,085

Total investment in real estate		489,642,917

Accumulated depreciation		(5,061,415)

Investment in real estate, net	$	484,581,502

Lease intangible assets and liabilities subject to amortization consist of the following at December 31, 2021:

	2021
	Cost basis	Accumulated amortization	Net

Acquired in-place leases	$16,655,845	(517,265)	16,138,580
Acquired above-market leases	25,208,944	(782,885)	24,426,059
Leasing commissions	9,724,751	(302,010)	9,422,741

The weighted average amortization period for in-place leases, above-market leases and leasing commissions as of December 31, 2021, is 13 years. The estimated amortization in aggregate and for each of the next five years ending December 31, 2022, and thereafter:

		Assets

2022	$	3,845,184
2023		3,845,184
2024		3,845,184
2025		3,845,184
2026		3,845,184
Thereafter		30,761,460

Total	$	49,987,380

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(4)	Mortgage Notes Payable

On July 30, 2021, the Company entered into a $408,000,000 mortgage loan agreement with JP Morgan Chase Bank, NA, and Barclays Capital Real Estate Inc. collectively as Lenders.

The loan terms are summarized as follows:

Mortgage Note	Interest Rate	Maturity Date	Debt Balance at 12/31/2021

JP Morgan Chase Bank	2.970%	November 1, 2034	$285,600,000

Barclays Capital Real Estate	2.970%	November 1, 2034	$122,400,000

(5)	Future Minimum Rent

The Company leases office space to a tenant with a remaining term of 13 years, expiring in December 2034 with renewal options for additional terms. This operating lease provides for base monthly rent and reimbursements for real estate taxes and common area maintenance. Leases can also provide for additional rent based on increases in the Consumer Price Index (“CPI”). These amounts are not included in the table below.

At December 31, 2021, the Company has the following future minimum rentals on noncancelable operating leases in aggregate and for each of the next five years ending December 31 and thereafter:

2022	$24,976,741
2023	25,726,043
2024	26,502,240
2025	27,292,759
2026	28,111,542
Thereafter	257,476,598

$390,085,923

(6)	Members’ Equity

The Company’s outstanding membership interests are governed by their limited liability company agreement.

11

(7)	Transactions with Related Parties

Company	Loan

The Company has made a loan (Company Loan) to Drawbridge Asset Management LLC (DAM), as evidenced by that certain Amended and Restated Non-Recourse Promissory Note dated August 13, 2021 in the principal amount of $538,375 and is included in note receivable on the balance sheet. Per the terms of the non-recourse promissory note, interest shall be compounded annually at a rate per annum equal to 5.0%. Per the Second Amended and Restated LLC Agreement, the distribution of Net Available Cash to the Drawbridge Member (DAM) shall be applied to repay the accrued interest and the outstanding principal of the Company Loan and as cash to DAM depending on certain terms and conditions of the distribution waterfall. As of December 31, 2021, the note receivable balance is $537,861.

Property Management Fee

The property is managed by Drawbridge Realty Management LLC (“DRM”), an affiliate of the Company. DRM earns property management fees equal to the maximum amount of management fees that can be charged to and paid by tenants pursuant to each tenant lease, not to exceed 3.0% of the Effective Gross Income as defined in the Management Agreement. For the year ended December 31, 2021, the Company incurred $307,575 in property management fee.

DRM has retained a third-party property manager to manage the properties. The third-party property manager earns a portion of the fee described above, paid by the Company.

(8)	Commitments and Contingencies

The Company is not subject to any material litigation nor to management’s knowledge is any material litigation currently threatened against the Company other than routine litigation, claims, and administrative proceedings arising in the ordinary course of business. Management believes that such routine litigation, claims, and administrative proceedings will not have a material adverse impact on the Company’s consolidated financial position or results of operations.

(9)	Subsequent Events

The Company has evaluated subsequent events from the consolidated balance sheet date through March 30, 2022, the date at which the consolidated financial statements were available to be issued. Based on this evaluation, there are no events that would require additional recognition or disclosure.

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Item 13. Exhibits

(a)(1)	Code of Ethics is incorporated by reference to the Report.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable to the registrant.

(a)(2)(2)	Not applicable to the registrant.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.